Exhibit 99.2

CONTINUING GUARANTY AND WAIVER

Reference is made to the Factoring and Security Agreement (the “Agreement”) dated as of March 17, 2009, between Corgenix, Inc., a Delaware corporation, formerly known as REAADS Medical Products, Inc. which sometimes uses the name Corgenix US and which sometimes uses the name REAADS (collectively the “Client”) and Benefactor Funding Corp., a Colorado corporation (“Factor”). The terms used herein, where applicable and appropriate, shall have the same meaning as the terms used and defined in the Agreement. This Continuing Guaranty and Waiver is hereby defined as the “Guaranty”.

For valuable consideration and to induce Factor to enter into the Agreement, the undersigned entity hereby agrees as follows:

1.     The undersigned entity hereby absolutely and unconditionally guarantees the payment and performance of Client’s representations, warranties, covenants, agreements, debts and obligations under the Agreement and all Exhibits thereto (collectively, the “Obligations”), and agrees to pay to Factor upon demand all losses, damages and expenses of Factor resulting from and/or incurred in connection with the breach thereof. The undersigned entity hereby grants Factor a security interest in all of the undersigned entity’s assets to enforce the Obligations and the undersigned entity’s other obligations hereunder. The undersigned entity shall be primarily liable for such Obligations and Factor may invoke the benefits of this Guaranty without pursuing any remedies against Client, without the necessity of joining other guarantors in any action, and without proceeding against any collateral of Client for such Obligations.

2.     The undersigned entity hereby agrees that any indebtedness of Client now or hereafter held by the undersigned entity is hereby subordinated to the Obligations and any other indebtedness of the Client to Factor. Any indebtedness of the Client to the undersigned entity, if Factor shall request, shall be collected, enforced and received by the undersigned entity as Trustee for Factor and shall be paid over to Factor, without reducing or affecting the liability of the undersigned entity under the other provisions of this Guaranty.

3.     Any one or more of the following shall be an Event of Default hereunder: (a) any Event of Default described in Section 10 of the Agreement, (b) any default in payment or performance of any indebtedness, instrument or Obligation hereby guaranteed, (c) any sale, transfer, conveyance or encumbrance of undersigned entity’s ownership interest in Client, if any, or (d) any levy, assessment, attachment, seizure, lien or encumbrance for any cause or reason whatsoever upon any material part of the undersigned entity’s assets.

If an Event of Default hereunder occurs, any and all indebtedness, instruments and Obligations hereby guaranteed shall become due and payable by the undersigned entity immediately, without demand or notice, and Factor may immediately exercise any or all rights and remedies against the undersigned entity, which include, without limitation, (i) enforcement of the security interest given hereunder against the undersigned entity’s assets pursuant to the Uniform Commercial Code or any other law, (ii) entering the premises of the undersigned entity and taking possession of personal property, and (iii) retaining any surplus realized from asset sales and holding undersigned entity liable for any deficiency as provided by law.

4.     This Guaranty is a continuing guaranty of the Obligations and/or any indebtedness of Client under the Agreement and each and every other agreement between Factor and Client, and shall remain in full force and effect notwithstanding the fact that, at any particular time, no Obligations may be outstanding.

5.     Neither this Guaranty nor any provision hereof may be modified, amended, waived, discharged or terminated except by an instrument in writing duly signed by Factor.

6.     Without notice to the undersigned entity and without affecting or impairing the obligations of the undersigned entity hereunder, Factor may compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to the Agreement or any other document otherwise with respect to the Obligations or may grant other indulgences to Client in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any document evidencing an Obligation or otherwise with respect to the Obligations, or may, by action or inaction, release or substitute any guarantor, if any, of the Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Obligations or any guaranty of the Obligations, or any portion thereof.

7.     The undersigned entity agrees to reimburse Factor on demand for: the actual costs, including photocopying (which, if performed by Factor’s employees, shall be at the rate of $.10/page), travel, and attorneys’ fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which the undersigned entity is a party; and the actual amount of all costs and expenses, including attorneys’ fees, which Factor may incur in enforcing this Guaranty and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against the undersigned entity, including those (i) arising out of the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (ii) opposing confirmation of the undersigned entity’s plan thereunder.

8.     The undersigned entity makes the following waivers with full knowledge and understanding that such waivers, if not so made, might otherwise result in the undersigned entity being able to avoid or limit the undersigned entity’s liability as guarantor hereunder either in whole or in part:

(a)   the undersigned entity waives: (i) notice of the acceptance by Factor of this Guaranty; (ii) notice of financial accommodations consisting of Obligations; (iii) notice of any adverse change in the financial condition of Client, of any change in value, or the release, of any collateral, or of any other fact that might increase the undersigned entity’s risk hereunder; (iv) notice of any Event of Default; and (v) all other notices (except if such notice is expressly required to be given to the undersigned entity hereunder) and demands to which the undersigned entity might otherwise be entitled;

(b)   the undersigned entity waives any right to revoke this Guaranty as to future Obligations, and upon execution of this Guaranty, the undersigned entity will not have any right to revoke this Guaranty as to any future indebtedness and, thus, may have no control over its ultimate responsibility for the Obligations; and

                (c)   if, contrary to the express intent of this Guaranty, any such revocation is effective notwithstanding the foregoing waivers: (i) no such revocation shall be effective until thirty days after written notice thereof has been actually received by Factor; (ii) no such revocation shall apply to any Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the rate, payment terms, or other terms and conditions thereof); (iii) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a commitment by Factor which is, or is believed in good faith by Factor to be, in existence on the date of such revocation; (iv) no payment prior to the date of such revocation shall reduce the obligations of the undersigned entity hereunder; and (v) any payment from any source other than the undersigned entity, subsequent to the date of such revocation, may, at the option of Factor be first be applied to that portion of the Obligations as to which the revocation by the undersigned entity is effective and, to the extent so applied, shall not reduce the obligations of the undersigned entity hereunder.

9.     This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado. The undersigned entity and Factor agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Guaranty, shall, if Factor so elects, be instituted in any court sitting in Colorado (the “Acceptable Forums”). The undersigned entity and Factor agree that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and waives any and all objections to jurisdiction or venue that it may have under the laws of Colorado or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, the undersigned entity waives any right to oppose any motion or application made by Factor as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

10.  THE UNDERSIGNED ENTITY WAIVES ANY AND ALL SURETYSHIP DEFENSES, WHETHER ARISING BY CONTRACT, STATUTE OR BY OPERATION OF LAW.

11.  IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE UNDERSIGNED ENTITY AND FACTOR WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED ENTITY AND FACTOR OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED ENTITY AND FACTOR FURTHER WAIVE ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND THE UNDERSIGNED ENTITY AND FACTOR HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER THE UNDERSIGNED ENTITY OR FACTOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED ENTITY AND FACTOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12.  THE UNDERSIGNED ENTITY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY ORAL OR WRITTEN REPRESENTATION BY FACTOR IN ENTERING INTO THIS GUARANTY AND THAT IT HAS FREELY, WITHOUT COERCION OR DURESS, ENTERED INTO THIS GUARANTY.

IN WITNESS WHEREOF, the undersigned entity has executed this Guaranty as of the17th day of March, 2009.

CORGENIX MEDICAL CORPORATION WHICH SOMETIMES USES THE NAME CORGENIX AND WHICH SOMETIMES USES THE NAME CORGENIX NEW YORK

By:
Title: Senior Vice President/CFO

Address:

11575 Main Street, Unit #400

Broomfield, CO 80020

Tax ID Number: 93-1223466